Franklin BSP Realty Trust Fourth Quarter 2024 Supplemental Information

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 2 Important Information The information herein relates to the Company’s business and financial information as of December 31, 2024 and does not reflect subsequent developments. Risk Factors Investing in and owning our common stock involves a high degree of risk. See the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on February 26, 2024, and the risk disclosures in our subsequent periodic reports filed with the SEC for a discussion of these risks. Forward-Looking Statements Certain statements included in this presentation are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Franklin BSP Realty Trust, Inc. (“FBRT” or the “Company”) and may include the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that could cause actual outcomes to differ materially from our forward-looking statements include macroeconomic factors in the United States including inflation, changing interest rates and economic contraction, impairments in the value of real estate property securing our loans or that we own, the extent of any recoveries on delinquent loans, and the financial stability of our borrowers, and the other factors set forth in the risk factors section of our most recent Form 10-K and Form 10-Q. The extent to which these factors impact us and our borrowers will depend on future developments, which are highly uncertain and cannot be predicted with confidence. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law. Additional Important Information The summary information provided in this presentation does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of the Company. This summary is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted. This summary is not advice, a recommendation or an offer to enter into any transaction with us or any of our affiliated funds. There is no guarantee that any of the goals, targets or objectives described in this summary will be achieved. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal, ERISA or tax advice or investment recommendations. Investors should also seek advice from their own independent tax, accounting, financial, ERISA, investment and legal advisors to properly assess the merits and risks associated with their investment in light of their own financial condition and other circumstances. The information contained herein is qualified in its entirety by reference to our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. You may obtain a copy of the most recent Annual Report or Quarterly Report by calling (844) 785-4393 and/or visiting www.fbrtreit.com. This presentation contains information regarding FBRT’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Distributable Earnings. Please refer to the appendix for the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures. PAST PERFORMANCE IS NOT A GUARANTEE OR INDICATIVE OF FUTURE RESULTS. INVESTMENTS INVOLVE SIGNIFICANT RISKS, INCLUDING LOSS OF THE ENTIRE INVESTMENT. There is no guarantee that any of the estimates, targets or projections illustrated in this summary will be achieved. Any references herein to any of the Company’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objective of the Company will be achieved. Any investment entails a risk of loss. An investor could lose all or substantially all of his or her investment. Please refer to our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q for a more complete list of risk factors. The following slides contain summaries of certain financial information about the Company. The information contained in this presentation is summary information that is intended to be considered in the context of our filings with the Securities and Exchange Commission and other public announcements that we may make, by press release or otherwise, from time to time.

FBRT 4Q 2024 Financial Update

FBRT 4Q 2024 Financial Update

Highlights

Earnings	• GAAP Net Income of **$30.2 million** and **$0.29** per diluted common share and **$0.29** per fully converted share [(1)] • Distributable Earnings [(2)] of **$31.2 million** and **$0.30** per fully converted share [(1)] • Declared a cash dividend of **$0.355** per share, representing an annualized yield of 9.3% on book value per share, fully converted [(1)]. GAAP and Distributable Earnings [(2)] dividend coverage of 82% and 84%, respectively
Capitalization	• Book value per share, fully converted is **$15.19** vs. $15.24 in Q3 2024 [(1)]. Undepreciated book value per share, fully converted is **$15.35** vs. $15.38 in Q3 2024 [(1) (3)] • Net debt to equity is **2.6x;** recourse net debt to equity is **0.3x** • **89%** of financing sources are non-mark-to-market on our core book • **$535 million** of liquidity of which $184 million is cash and $12 million is CLO reinvest/ramp available [(4)]
Investments	• **Core Portfolio:** In the quarter, principal balance decreased by **$165 million**. Closed **$441 million** of new loan commitments and funded **$476 million** of principal balance including future funding on existing loans. Received loan repayments of $641 million • **Core Portfolio:** In 2024, originated **$2.0 billion** of new loan commitments and funded **$1.7 billion** of principal balance on new loans. Received loan repayments of $1.6 billion
Portfolio	• **Core Portfolio** of **155** CRE loans and **$5.0 billion** of principal balance, average size of $32 million and 71% multifamily. During the quarter, one asset was removed from the watch list. Four assets remain on the watch list, three of which are risk rated a five and one of which is risk rated a four • Eleven foreclosure real estate owned positions, totaling **$250 million** [(5)], one investment real estate owned position of **$123 million**, and one equity investment position of **$13 million**

1. Fully converted per share information assumes applicable conversion of our outstanding series of convertible preferred stock into common stock and the full vesting of our outstanding equity compensation awards.
2. Please see appendix for GAAP net income to Distributable Earnings calculation.
3. Adjusted for accumulated depreciation and amortization of real property of $13.8 million and $12.6 million at 12/31/24 and 9/30/24, respectively.
4. Cash excludes restricted cash. Total liquidity amount includes the cash available we can invest at a market advance rate utilizing our available capacity on financing lines.
5. As of December 31, 2024, the Company's foreclosure real estate owned assets include eleven multifamily properties that previously collateralized eight commercial mortgage loans.

BENEFIT STREET PARTNERS | ALCENTRA 4

FBRT 4Q 2024 Financial Update

Financial Highlights

Income Statement	
Net interest income	$47.3
Operating expenses [1]	(17.8)
Provision for credit loss	(0.9)
Other income/(loss)	1.6
GAAP net income (loss)	**$30.2**
Adjustments to GAAP net income (loss) [2]	1.0
Distributable Earnings [2]	**$31.2**
GAAP net income (loss) per share, fully converted [3]	$0.29
GAAP return on common equity	7.6%
GAAP dividend coverage, fully converted [2], [3]	81.8%
Distributable Earnings per share, fully converted [2], [3]	**$0.30**
Distributable Earnings return on common equity [2]	**7.8%**
Distributable Earnings dividend coverage, fully converted [2], [3]	**84.1%**
Dividend per share	$0.355
Dividend per share yield on book value	9.3%

Balance Sheet - Assets (End of Quarter)	
Total core portfolio	$4,908.7
Total real estate securities	203.0
Cash and restricted cash	196.9
CLO reinvestment available	12.2
Other assets	681.6
Total assets	**$6,002.4**

Balance Sheet - Debt & Equity	
Collateralized loan obligations	$3,628.3
Warehouse	329.8
Repo - securities	236.6
Asset specific financings	36.9
Unsecured debt	81.4
Total debt	**$4,313.0**
Preferred equity [4]	348.5
Common stock/retained earnings [5]	1,261.3
Total equity [4], [5]	**$1,609.8**
Book value per share, fully converted [3]	**$15.19**
Net debt/total equity	**2.56x**
Recourse net debt/total equity	**0.30x**

Note: All numbers in millions except per share and share data.

1. Does not include real estate owned operating income which is reported under Other income / (loss).
2. Please see appendix for the detail on the adjustments from GAAP net income to Distributable Earnings.
3. Fully converted per share information assumes applicable conversion of our outstanding series of convertible preferred stock into common stock and the full vesting of our outstanding equity compensation awards.
4. Includes $90 million of preferred equity that converts to common equity on 1/21/26, subject to the holder's right to accelerate the conversion. These amounts are reflected as temporary equity on the consolidated balance sheets. The remaining $259 million of preferred equity represents the Series E preferred, which is not convertible into common equity.
5. Includes non-controlling interest.

BENEFIT STREET PARTNERS | ALCENTRA 5

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 6 $41.0 $32.4 -$4.0 $31.2 1Q'24 2Q'24 3Q'24 4Q'24 Earnings & Distributions Note: All numbers in millions except per share data. 1. Please see appendix for the detail on the adjustments from GAAP net income to Distributable Earnings. 2. Fully converted per share information assumes applicable conversion of our outstanding series of convertible preferred stock into common stock and the full vesting of our outstanding equity compensation awards. FBRT 4Q 2024 Financial Update Distributable Earnings ($M) (1) GAAP Net Income (Loss) ($M) $35.8 -$3.8 $30.2 $30.2 1Q'24 2Q'24 3Q'24 4Q'24 1Q'24 2Q'24 3Q'24 4Q'24 $0.355 $0.355 $0.355 $0.355 Dividend per share $0.41 $0.31 ($0.10) $0.30 Distributable earnings per share, fully converted (1), (2) 115% 87% (28%) 84% Distributable dividend coverage, fully converted (1), (2)

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 7 Note: All numbers in millions. 1. Includes full paydowns, dispositions, partial paydowns, non-REO related charge-offs and amortization 2. Includes REO related charge-offs Core Net Fundings FBRT 4Q 2024 Financial Update 4Q 2024 ($M) FY 2024 ($M) $5,165 $415 $62 ($641) ($1) $5,000 3Q24 Loans Outstanding Fundings on New Loans Fundings on Existing Loans Repayments REO/ Foreclosures 4Q24 Loans Outstanding $5,045 $1,704 $205 ($1,642) ($312) $5,000 4Q23 Loans Outstanding Fundings on New Loans Fundings on Existing Loans Repayments REO/ Foreclosures 4Q24 Loans Outstanding (1) (1) (2) (2) Total Commitment of $441M Total Commitment of $2,034M

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 8 Capitalization Overview 1. On our core book (excluding repo-securities), 89% of financings are non-mark-to-market 2. Net leverage represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, repurchase agreements - commercial mortgage loans, repurchase agreements - real estate securities, asset-specific financing arrangements, and unsecured debt, less cash and cash equivalents, to (ii) total equity and total redeemable convertible preferred stock, at period end. Recourse net leverage excludes collateralized loan obligations. FBRT 4Q 2024 Financial Update Financing Sources (1) Net Leverage (2) Average debt cost including financing was 7.4% in 4Q24 vs. 7.9% in 3Q24 Collateralized Loan Obligations 84% Warehouse 8% Repo - Securities 5% Asset Specific Financings 1% Unsecured Debt 2% 0.30x 2.56x 0.00x 0.50x 1.00x 1.50x 2.00x 2.50x 3.00x Recourse Net Leverage Total Net Leverage

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 9 Financing Detail 1. Outstanding balance as of December 31, 2024 and net of tranches held by FBRT 2. Cost of debt is shown before discount and transaction costs 3. Commitment for loans. Excludes bond repurchase agreements FBRT 4Q 2024 Financial Update CLOs Warehouse/Revolver/Other CLO Name Debt Amount(1) Reinvest End Date Cost of Debt(2) BSPRT 2021-FL6 $344 million Ended S + 1.64% BSPRT 2021-FL7 $393 million Ended S + 1.90% BSPRT 2022-FL8 $797 million Ended S + 1.77% BSPRT 2022-FL9 $520 million Ended S + 2.94% BSPRT 2023-FL10 $717 million 4/8/25 S + 2.59% BSPRT 2024-FL11 $886 million 10/8/27 S + 1.99% Total $3,657 million CLO reinvestment available $12 million Repo – Securities (outstanding) $237 million Name Commitment (3) Barclays (Warehouse) $500 million Wells Fargo $400 million JP Morgan $500 million Atlas SP Partners $350 million Churchill $225 million Barclays (Secured Revolver) $100 million Total $2,075 million

FBRT 4Q 2024 Financial Update

Liquidity

Liquidity ($M)


$184
$12
$339
$535
Unrestricted Cash
CLO Reinvestment Available
Financing Available & In Progress(1)
Total Liquidity

1. Represents cash available at 12/31/2024 that we can invest at a market advance rate utilizing our available capacity on financing lines

BENEFIT STREET PARTNERS | ALCENTRA 10

Portfolio

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 12 Core Loan Portfolio Composition 1. Weighted average loan-to-value percentage (WA LTV) represents the weighted average ratio of the loan amount to the appraised value of the property at the time of origination 2. Unpaid principal balance (UPB) represents the portion of the loan that has not yet been remitted to the lender 3. All three risk rated 5 Portfolio Collateral by Region Rate TypePortfolio Summary Collateral by StateCollateral Summary • $5.0B total portfolio; 62.9% WA LTV (1) • 145 senior loans; average UPB (2) of $34M • 10 mezzanine loans; average UPB (2) of $4M • 3 non-performing loans (3) Portfolio Overview Floating 93% Fixed 7% Multifamily 71% Hospitality 15% Industrial 7% Office 4% Retail 1% Other 2% Senior 99% Mezzanine 1% Texas 34% Florida 12% North Carolina 12% Various 6% Georgia 5% South Carolina 5% Arizona 4% New York 4% All Other 18% Southeast 39% Southwest 38% Mideast 6% New England 4% Far West 3% Great Lakes 2% Rocky Mountain 2% Various 6%

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 13 Multifamily 68% Other 16% Industrial 9% Hospitality 7% By State By Collateral By Region Core Originations in the Quarter Note: Charts shown above are based on the initial funding/unpaid principal balance of the newly originated loans. 1. All-in coupon based on 12/31/24 SOFR indices. Portfolio • 18 loans; $441 million total commitment ($415 million of initial funding / $26 million of future funding) • 3.44% weighted average spread; 7.79% all-in coupon (1) • 0.9% and 0.5% weighted average origination and exit fees, respectively Overview Southeast 56% Mideast 30% Southwest 14% New York 30% Georgia 20% North Carolina 16% Texas 14% Florida 11% South Carolina 6% Tennessee 3%

Portfolio

Core Portfolio - Watch List Loans (Risk Rating 4&5)

Investment	Suburban Office Park	CBD Office Building	376-Unit Apartment Community	307-Unit Student Housing Community
Loan Type	Floating Rate Senior Loan	Floating Rate Senior Loan	Floating Rate Senior Loan	Floating Rate Senior Loan
Investment Date	Q4 2019	Q1 2021	Q4 2021	Q2 2022
Default Date	None	None	Q4 2024	None
Non-Performing	Yes	Yes	Yes	No
Collateral	Office	Office	Multifamily	Multifamily
Loan Purpose	Acquisition	Refinance	Acquisition	Acquisition
Location	Alpharetta, Georgia	Denver, Colorado	Dallas, Texas	Norfolk, VA
Loan Risk Rating	5	5	5	4

Note: Watchlist loans are loans with a risk rating of 4 or 5

BENEFIT STREET PARTNERS | ALCENTRA 14

Portfolio

Foreclosure Real Estate Owned ("REO")

								Multi Property Loan			
Investment	**Single Tenant Retail Portfolio**	**CBD Office Complex**	**16-Building Apartment Complex**	**144-Unit Apartment Community**	**471-Unit Apartment Community**	**426-Unit Apartment Community**	**224-Unit Apartment Community**	**397-Unit Apartment Community**	**76-Unit Apartment Community**	**122-Unit Apartment Community**	**50-Unit Apartment Community**
Loan Investment Date	Q2 2022	Q1 2020	Q1 2021	Q2 2022	Q2 2022	Q2 2018	Q3 2021	Q2 2022	Q2 2022	Q2 2022	Q2 2022
Foreclosure / Deed-In-Lieu Date	Q4 2022 - Q2 2023	Q3 2023	Q4 2023	Q2 2024	Q2 2024	Q2 2024	Q3 2024	Q3 2024	Q3 2024	Q3 2024	Q4 2024
Collateral Type	Retail	Office	Multifamily	Multifamily	Multifamily	Multifamily	Multifamily	Multifamily	Multifamily	Multifamily	Multifamily
Collateral Detail	4 Freestanding Retail Properties	124k Square Foot Office Complex	236-Unit Apartment Complex with 16 Buildings	144-Unit, Garden-Style Apartment Communities	471-Unit, Garden Style Apartment Community	426-Unit, High Rise Apartment Community	224-Unit, Garden Style Apartment Community	397-Unit, Garden Style Apartment Community	76-Unit, Garden Style Apartment Community	122-Unit, Garden Style Apartment Community	50-Unit, Mid-Rise Apartment Community
Location	Various	Portland, Oregon	Lubbock, Texas	Chapel Hill, North Carolina	Raleigh, North Carolina	Cleveland, Ohio	San Antonio, Texas	Oklahoma City, Oklahoma	Charlotte, North Carolina	Statesville, North Carolina	Rock Hill, South Carolina

BENEFIT STREET PARTNERS | ALCENTRA 15

Appendix

Appendix

Core Portfolio – FBRT Portfolio Details – Top 15 Loans

Loan	Loan Type	Origination Date	Par Value	Amortized Cost	Spread	Effective Yield [1]	Fully Extended Maturity	State	Collateral Type	As-is LTV [2]
Loan 1	Senior Loan	5/10/24	117	116	+ 2.50%	6.83%	5/9/29	Connecticut	Multifamily	50.7%
Loan 2	Senior Loan	4/5/24	112	112	+ 3.15%	7.48%	4/9/28	Various	Industrial	63.8%
Loan 3	Senior Loan	2/9/23	111	111	+ 4.90%	9.23%	2/9/28	Various	Hospitality	53.6%
Loan 4	Senior Loan	2/24/22	86	86	+ 3.15%	7.48%	3/9/27	North Carolina	Multifamily	69.6%
Loan 5	Senior Loan	2/10/22	82	82	+ 3.20%	7.53%	2/9/27	Florida	Multifamily	74.5%
Loan 6	Senior Loan	12/15/21	81	81	+ 2.00%	6.33%	8/9/26	North Carolina	Multifamily	76.1%
Loan 7	Senior Loan	2/16/24	80	79	+ 3.65%	7.98%	3/9/29	Texas	Multifamily	53.3%
Loan 8	Senior Loan	8/1/23	79	79	+ 3.20%	7.53%	8/9/28	Texas	Multifamily	58.7%
Loan 9	Senior Loan	12/21/21	79	78	+ 3.45%	7.78%	1/9/27	Florida	Multifamily	78.8%
Loan 10	Senior Loan	3/7/24	75	75	+ 2.70%	7.03%	3/9/29	North Carolina	Industrial	58.6%
Loan 11	Senior Loan	3/31/21	75	75	+ 2.95%	7.40%	4/9/26	Texas	Multifamily	72.6%
Loan 12	Senior Loan	9/6/24	71	71	+ 2.75%	7.08%	9/9/28	Florida	Multifamily	72.7%
Loan 13	Senior Loan	11/30/21	69	69	+ 2.88%	7.33%	1/9/27	Texas	Multifamily	74.8%
Loan 14	Senior Loan	9/20/21	68	68	+ 3.25%	7.70%	10/9/26	South Carolina	Multifamily	77.1%
Loan 15	Senior Loan	10/29/21	67	67	+ 2.85%	7.30%	11/9/26	Texas	Multifamily	70.6%
Loans 16 - 155	Senior & Mezz Loans	Various	3,748	3,738	+ 3.78%	8.13%	Various	Various	Various	61.8%
Total/Wtd. avg.			**$5,000**	**$4,987**	**+ 3.63%**	**7.97%**	**2.6 years**			**62.9%**

Average Loan Size			**$32**	**$32**

Note: All numbers in millions.

1. Effective Yield defined as: (1) current spread of the loan plus (2) the greater of any applicable index or index floor
2. As-is loan to value percentage is from metrics at origination. Predevelopment construction loans at origination will not have an LTV and therefore is nil.

BENEFIT STREET PARTNERS | ALCENTRA 17

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 18 Risk Rating Principal Balance - 3,804 1,004 57 135 Loan Count, 3Q24 - 127 27 1 2 (+) Addition - 18 4 1 1 (-) Reduction - (21) (4) (1) - Loan Count, 4Q24 - 124 27 1 3 Change QoQ - (3) - - 1 Non-Performing - - - - 3 Watch List - - - 1 3 0.0% 76.1% 20.1% 1.1% 2.7% 1 2 3 4 5 Core Portfolio – Risk Ratings Note: Principal balance in millions. Watchlist loans are loans with a risk rating of 4 or 5 Appendix Risk Ratings Average risk rating was 2.3 for the quarter vs. 2.2 in 3Q24

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 19 $0.07 $0.01 ($0.01) $0.00 $0.01 -1.50% -1.00% -0.50% 12/31/2024 +0.25% Change in Floating Base Rate Indices Earnings Sensitivity Note: Reflects earnings impact of an increase or decrease in the floating-rate indices referenced by our portfolio, assuming no change in credit spreads, portfolio composition or asset performance Appendix EPS Sensitivity on Index Rates Positive earnings correlation to falling rates due to rate floor activations As of 1/22/25: 1M SOFR: 4.30% As of 12/31/24: 1M SOFR: 4.33%

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 20 $413 $1,259 $1,574 $894 $843 $17 2025 2026 2027 2028 2029 2030 Core Portfolio – Fully Extended Maturities Note: All numbers in millions. Excludes loans on non-accrual and loans in maturity default at 12/31/2024 Appendix Fully Extended Maturity by Year

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 21 Multifamily 47% Office 36% Hospitality 12% All Other 5% Core Portfolio – Allowance For Loan Loss Note: All numbers in millions. Allowance for loan loss above includes future funding. Appendix Total Allowance for Credit Loss by Collateral Type 3Q24 Change 4Q24 UPB As % of Total UPB General CECL Provision $49.6 ($1.6) $48.0 $4,865 1.0% Specific CECL Provision 28.7 2.5 31.2 $135 0.6% Total Allowance for Credit Losses $78.3 $0.9 $79.2 $5,000 1.6%

Appendix

GAAP Net Income to Distributable Earnings Reconciliation

	4Q'24	3Q'24	2Q'24	1Q'24
GAAP Net Income (Loss)	**30.2**	**30.2**	**(3.8)**	**35.8**
Adjustments:				
Unrealized (Gain) / Loss (1)	(1.5)	2.5	6.3	(0.3)
Subordinated Performance Fee (2)	(1.4)	(3.4)	(2.2)	(0.6)
Non-Cash Compensation Expense	2.2	2.1	2.1	1.8
Depreciation & Amortization	1.4	1.4	1.4	1.4
(Reversal of) / Provision for Credit Loss	0.9	(0.3)	32.2	2.9
Realized Gain / (Loss) Adjustment on Loans and REO (3)	(0.5)	(36.4)	(3.7)	-
Distributable Earnings	**31.2**	**(4.0)**	**32.4**	**41.0**
7.5% Series E Cumulative Reedemable Preferred Stock Dividend	(4.8)	(4.8)	(4.8)	(4.8)
Noncontrolling Interests in Joint Ventures Net (Income) / Loss	0.4	1.4	1.6	0.1
Noncontrolling Interests in Joint Ventures Net (Income) / Loss DE Adjustments	(0.4)	(1.4)	(1.7)	(0.3)
Distributable Earnings to Common	**26.4**	**(8.8)**	**27.4**	**36.0**
Average Common Stock & Common Stock Equivalents (4)	1,346.2	1,349.1	1,370.7	1,389.9
GAAP Net Income / (Loss) ROE	7.6%	7.9%	(2.0%)	8.9%
Distributable Earnings ROE	7.8%	(2.6%)	8.0%	10.4%
GAAP Net Income / (Loss) Earnings Per Share, Diluted	$0.29	$0.30	($0.11)	$0.35
Fully Converted Weighted Average Shares Outstanding (5)	88,437,287	88,432,401	88,452,224	88,470,537
GAAP Net Income / (Loss) Earnings Per Share, Fully Converted (5)	$0.29	$0.30	($0.08)	$0.35
Distributable Earnings Per Share, Fully Converted (5)	$0.30	($0.10)	$0.31	$0.41

Note: All numbers in millions except share and per share data.

1. Represents unrealized gains and losses on (i) commercial mortgage loans, held for sale, measured at fair value, (ii) other real estate investments, measured at fair value and (iii) derivatives.
2. Represents accrued and unpaid subordinated performance fee. In addition, reversal of subordinated performance fee represents cash payment obligations in the quarter.
3. Represents amounts deemed nonrecoverable upon a realization event, which is generally at the time a loan is repaid, or in the case of a foreclosure or other property, when the underlying asset is sold. Amounts may also be deemed non-recoverable if, in our determination, it is nearly certain the carrying amounts will not be collected or realized upon sale. Amount may be different than the GAAP basis. As of December 31, 2024, the Company has $11.9 million of GAAP loss adjustments that would run through distributable earnings if and when cash losses are realized.
4. Represents the average of all classes of equity except the Series E Preferred Stock.
5. Fully Converted assumes conversion of our series of convertible preferred stock and full vesting of our outstanding equity compensation awards.

BENEFIT STREET PARTNERS | ALCENTRA 22

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 23 December 31, 2024 December 31, 2023 Stockholders' equity applicable to convertible common stock $ 1,343,568 $ 1,390,120 Shares: Common stock 81,788,091 81,942,656 Restricted stock and restricted stock units 1,278,698 809,257 Series H convertible preferred stock 5,370,498 5,370,498 Total outstanding shares 88,437,287 88,122,411 Fully-converted book value per share(1)(2) $ 15.19 $ 15.77 Book Value Per Share & Shares Outstanding Note: All numbers in thousands except per share and share data. Preferred stock values expressed in common stock equivalents. 1. Fully-converted book value per share reflects full conversion of our outstanding series of convertible preferred stock and vesting of our outstanding equity compensation awards. 2. Excluding the amounts for accumulated depreciation and amortization of real property of $13.8 million and $9.4 million as of December 31, 2024 and December 31, 2023, respectively, would result in a fully-converted book value per share of $15.35 and $15.88 as of December 31, 2024 and December 31, 2023, respectively. Appendix

Appendix

FBRT Income Statement

	Year Ended December 31, 2024	2023	2022
Income			
Interest income	$ 526,076	$ 552,506	$ 357,705
Less: Interest expense	338,471	305,577	160,526
Net interest income	187,605	246,929	197,179
Revenue from real estate owned	22,849	17,021	9,655
Total income	**$ 210,454**	**$ 263,950**	**$ 206,834**
Expenses			
Asset management and subordinated performance fee	$ 25,958	$ 33,847	$ 26,157
Acquisition expenses	996	1,241	1,360
Administrative services expenses	9,707	14,440	12,928
Professional fees	14,508	15,270	22,566
Share-based compensation	8,173	4,761	2,519
Depreciation and amortization	5,630	7,128	5,408
Other expenses	21,472	11,135	6,572
Total expenses	**$ 86,444**	**$ 87,822**	**$ 77,510**
Other income/(loss)			
(Provision)/benefit for credit losses	$ (35,699)	$ (33,738)	$ (36,115)
Realized gain/(loss) on extinguishment of debt	—	2,201	(5,167)
Realized gain/(loss) on real estate securities, available for sale	143	80	—
Realized gain/(loss) on sale of commercial mortgage loans, held for sale	138	—	(354)
Realized gain/(loss) on sale of commercial mortgage loans, held for sale, measured at fair value	13,125	3,873	2,358
Gain/(loss) on other real estate investments	(7,983)	(7,089)	(692)
Unrealized gain/(loss) on commercial mortgage loans, held for sale, measured at fair value	—	44	(511)
Trading gain/(loss)	—	(605)	(119,220)
Unrealized gain/(loss) on derivatives	1,050	(140)	(15,840)
Realized gain/(loss) on derivatives	(1,261)	998	60,033
Total other income/(loss)	**$ (30,487)**	**$ (34,376)**	**$ (115,508)**
Income/(loss) before taxes	93,523	141,752	13,816
(Provision)/benefit for income tax	(1,120)	2,757	399
Net income/(loss)	**$ 92,403**	**$ 144,509**	**$ 14,215**
Net (income)/loss attributable to non-controlling interest	3,475	706	216
Net income/(loss) attributable to Franklin BSP Realty Trust, Inc.	**$ 95,878**	**$ 145,215**	**$ 14,431**
Less: Preferred stock dividends	26,993	26,993	41,741
Net income/(loss) attributable to common stock	**$ 68,885**	**$ 118,222**	**$ (27,310)**
Basic earnings per share	$ 0.82	$ 1.42	$ (0.38)
Diluted earnings per share	$ 0.82	$ 1.42	$ (0.38)
Basic weighted average shares outstanding	81,846,170	82,307,970	71,628,365
Diluted weighted average shares outstanding	81,846,170	82,307,970	71,628,365

BENEFIT STREET PARTNERS | ALCENTRA 24

Appendix

FBRT Balance Sheet

	December 31, 2024	December 31, 2023
ASSETS		
Cash and cash equivalents	$ 184,443	$ 337,595
Restricted cash	12,421	6,092
Commercial mortgage loans, held for investment, net of allowance for credit losses of $78,083 and $47,175 as of December 31, 2024 and 2023, respectively	4,908,667	4,989,767
Commercial mortgage loans, held for sale, measured at fair value	87,270	–
Real estate securities, available for sale, measured at fair value, amortized cost of $202,894 and $243,272 as of December 31, 2024 and 2023, respectively (includes pledged assets of $180,701 and $167,948 as of December 31, 2024 and 2023, respectively)	202,973	242,569
Receivable for loan repayment(1)	157,582	55,174
Accrued interest receivable	42,225	42,490
Prepaid expenses and other assets	17,526	19,213
Intangible lease asset, net of amortization	39,834	42,793
Real estate owned, net of depreciation	113,160	115,830
Real estate owned, held for sale	222,890	103,657
Equity method investment in real estate	13,395	–
Total assets	**$ 6,002,386**	**$ 5,955,180**
LIABILITIES AND STOCKHOLDERS' EQUITY		
Collateralized loan obligations	$ 3,628,270	$ 3,567,166
Repurchase agreements and revolving credit facilities - commercial mortgage loans	329,811	299,707
Repurchase agreements - real estate securities	236,608	174,055
Mortgage note payable	23,998	23,998
Other financings	12,865	36,534
Unsecured debt	81,395	81,295
Derivative instruments, measured at fair value	713	–
Interest payable	12,844	15,383
Distributions payable	36,237	36,133
Accounts payable and accrued expenses	14,443	13,339
Due to affiliates	14,106	19,316
Intangible lease liability, held for sale	1,291	12,297
Total liabilities	**$ 4,392,581**	**$ 4,279,223**
Commitments and Contingencies		
Redeemable convertible preferred stock:		
Redeemable convertible preferred stock Series H, $0.01 par value, 20,000 authorized and 17,950 issued and outstanding as of December 31, 2024 and 2023, respectively	$ 89,748	$ 89,748
Total redeemable convertible preferred stock	**$ 89,748**	**$ 89,748**
Equity:		
Preferred stock, $0.01 par value; 100,000,000 shares authorized, 7.5% Cumulative Redeemable Preferred Stock, Series E, 10,329,039 shares issued and outstanding as of December 31, 2024 and 2023, respectively	$ 258,742	$ 258,742
Common stock, $0.01 par value, 900,000,000 shares authorized, 83,066,789 and 82,751,913 issued and outstanding as of December 31, 2024 and 2023, respectively	818	820
Additional paid-in capital	1,600,997	1,599,197
Accumulated other comprehensive income (loss)	79	(703)
Accumulated deficit	(348,074)	(298,942)
Total stockholders' equity	**$ 1,512,562**	**$ 1,559,114**
Non-controlling interest	7,495	27,095
Total equity	**$ 1,520,057**	**$ 1,586,209**
Total liabilities, redeemable convertible preferred stock and equity	**$ 6,002,386**	**$ 5,955,180**

BENEFIT STREET PARTNERS | ALCENTRA 25

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 26 Definitions Distributable Earnings and Distributable Earnings to Common Distributable Earnings is a non-GAAP measure, which the Company defines as GAAP net income (loss), adjusted for (i) non-cash CLO amortization acceleration and amortization over the expected useful life of the Company's CLOs, (ii) unrealized gains and losses on loans and derivatives, including CECL reserves and impairments, net of realized gains and losses, as described further below, (iii) non-cash equity compensation expense, (iv) depreciation and amortization, (v) subordinated performance fee accruals/(reversal), (vi) realized gains and losses on debt extinguishment and CLO calls, and (vii) certain other non-cash items. Further, Distributable Earnings to Common, a non-GAAP measure, presents Distributable Earnings net of (i) perpetual preferred stock dividend payments and (ii) non-controlling interests in joint ventures. As noted above, we exclude unrealized gains and losses on loans and other investments, including CECL reserves and impairments, from our calculation of Distributable Earnings and include realized gains and losses. The nature of these adjustments is described more fully in the footnotes to our reconciliation tables. GAAP loan loss reserves and any property impairment losses have been excluded from Distributable Earnings consistent with other unrealized losses pursuant to our existing definition of Distributable Earnings. We expect to only recognize such potential credit or property impairment losses in Distributable Earnings if and when such amounts are deemed nonrecoverable upon a realization event. This is generally at the time a loan is repaid, or in the case of a foreclosure or other property, when the underlying asset is sold. Amounts may also be deemed non-recoverable if, in our determination, it is nearly certain the carrying amounts will not be collected or realized. The realized loss amount reflected in Distributable Earnings will generally equal the difference between the cash received and the Distributable Earnings basis of the asset. The timing of any such loss realization in our Distributable Earnings may differ materially from the timing of the corresponding loss reserves, charge-offs or impairments in our consolidated financial statements prepared in accordance with GAAP. The Company believes that Distributable Earnings and Distributable Earnings to Common provide meaningful information to consider in addition to the disclosed GAAP results. The Company believes Distributable Earnings and Distributable Earnings to Common are useful financial metrics for existing and potential future holders of its common stock as historically, over time, Distributable Earnings to Common has been an indicator of common dividends per share. As a REIT, the Company generally must distribute annually at least 90% of its taxable income, subject to certain adjustments, and therefore believes dividends are one of the principal reasons stockholders may invest in its common stock. Further, Distributable Earnings to Common helps investors evaluate performance excluding the effects of certain transactions and GAAP adjustments that the Company does not believe are necessarily indicative of current loan portfolio performance and the Company's operations and is one of the performance metrics the Company's board of directors considers when dividends are declared. Distributable Earnings and Distributable Earnings to Common do not represent net income (loss) and should not be considered as an alternative to GAAP net income (loss). The methodology for calculating Distributable Earnings and Distributable Earnings to Common may differ from the methodologies employed by other companies and thus may not be comparable to the Distributable Earnings reported by other companies.

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